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                                    FORM 8-K
                                    --------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT
                                 --------------


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported) February 15, 1995
                                                 -----------------



                         THE COLUMBIA GAS SYSTEM, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                1-1098          13--1594808
- - ----------------------------    -----------   -------------------
(State of other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)


                20 Montchanin Road, Wilmington, Delaware  19807
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (302) 429-5000
                                                   --------------
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Item 5.   Other Events

          Information contained in a News Release dated February 15, 1995 is incorporated herein by reference.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Columbia Gas System, Inc.
                                   -----------------------------
                                            (Registrant)




                                   By     /s/ R. E. Lowe
                                     ---------------------------
                                              R.E. Lowe
                                              Vice President and
                                              Controller

Date:  February 15, 1995
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Contacts:  Media -    W. R. McLaughlin (302) 429-5443
                      H. W. Chaddock (302) 429-5261
           Analysts - T. L. Hughes (302) 429-5363
                      K. P. Murphy (302) 429-5471


FOR IMMEDIATE RELEASE                                          February 15, 1995



               COLUMBIA GAS SYSTEM ELECTS THREE NEW BOARD MEMBERS

          WILMINGTON, DEL.-- Three new members have been elected to the Board of Directors of The Columbia Gas System, Inc. (NYSE:CG), increasing its membership to 17.

          Elected were: Richard F. Albosta, 58, of New Providence, N.J., former chairman, president and chief executive officer of Enserch Environmental Corporation; Malcolm Jozoff, 55, chairman and chief executive officer of Lenox Incorporated, Princeton, N.J.; and Dr. Douglas E. Olesen, 56, president and chief executive officer of Battelle Memorial Institute, Columbus, Ohio.

          Columbia System Chairman John H. Croom said the company is "fortunate to havethree so prominent and experienced business leaders become members of its Board. The diversity of their backgrounds will be of immense value to the company."

          Croom also announced that three current members of Columbia's Board are not seeking reelection. They are: Thomas S. Blair, chairman of Blair Strip Steel Co.; Robert H. Hillenmeyer, former chairman of Hillenmeyer Nurseries; and John D. Daly, who retired in December 1993 as executive vice president of The Columbia Gas System, Inc. Blair and Hillenmeyer have reached the Board's mandatory retirement age of 72.

          Albosta served as chairman, president and CEO of Enserch Environmental Corporation, a wholly-owned subsidiary of Enserch Corporation, throughout most of 1994. Prior to that time he was associated for more than 24 years with Ebasco Services Inc., also a wholly-owned Enserch subsidiary, holding positions of ever-increasing responsibility prior to being named the company's president and CEO in 1986. He is a certified public accountant and a graduate of the University of Pittsburgh and the Wharton Executive MBA program.

          Jozoff has been chairman and CEO of Lenox Incorporated, a wholly-owned subsidiary of Brown-Forman Corporation, since
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                                      -2-


1994. Lenox Inc. is a leading manufacturer and retailer of premium consumer durables. From 1992 to 1994, Jozoff operated his own marketing and strategic planning company serving such clients as Syntex, Paine-Webber, Celestial Seasonings and others. Prior to that he spent 25 years with Procter and Gamble where in 1985 he advanced to Corporate Group Vice President and in 1991 to president of the Health Care Sector. Jozoff is also a director of ChemTrak,
Inc., a manufacturer of home self-diagnostic products.   He is a graduate of
Columbia University and has been involved in various charitable and civic organizations.

          Dr. Olesen joined Battelle, an international technology organization, in 1967, holding numerous management and executive posts prior to being named president and CEO in 1987. He also served as a research engineer for Boeing Aircraft Company. Dr. Olesen earned his B.S., M.S. and Ph.D. degrees in civil engineering at the University of Washington where he was an affiliate associate professor. He is active in numerous civic, charitable, professional and business organizations in Ohio.